SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 29, 2003

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

Signatures
EX-99.1 PRESS RELEASE 08/29/03

ITEM 5 – OTHER EVENTS AND REQUIRED FD DISCLOSURE

On August 29, 2003, the Company issued a press release announcing the completion of the Company’s tender offer relating to up to $7,000,000 face amount of the Company’s 7.5% Convertible Subordinated Debentures, due 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(c)	Exhibits:

	99.1	Press Release dated August 29, 2003

*	Filed herewith

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: August 29, 2003	By :	/s/ Bob Marlowe

Bob Marlowe Secretary-Treasurer Chief Accounting Officer